SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : June 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-18)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-10                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-18 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On June 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  July 30, 2002             By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2002


                                       CSFB Mortgage Pass-Through Certificates, Series  2002-18
                                                     Statement to Certificate Holders
                                                                June 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA1         90,580,000.00      90,580,000.00      5,613,039.28      129,579.72   5,742,619.00      0.00      0.00     84,966,960.72
IA2         73,500,000.00      73,500,000.00              0.00      335,037.50     335,037.50      0.00      0.00     73,500,000.00
IA3         28,200,000.00      28,200,000.00              0.00      148,520.00     148,520.00      0.00      0.00     28,200,000.00
IA4         16,000,000.00      16,000,000.00              0.00       88,800.00      88,800.00      0.00      0.00     16,000,000.00
IA5         27,156,420.00      27,156,420.00              0.00      156,602.02     156,602.02      0.00      0.00     27,156,420.00
IIA1       286,145,472.00     286,145,472.00      1,035,043.75    1,788,409.20   2,823,452.95      0.00      0.00    285,110,428.25
IIP         13,741,689.00      13,741,689.00         34,462.65            0.00      34,462.65      0.00      0.00     13,707,226.35
IPP                100.00             100.00              0.00            0.54           0.54      0.00      0.00            100.00
IIPP               100.00             100.00              0.00            0.63           0.63      0.00      0.00            100.00
IM1          6,744,275.00       6,744,275.00              0.00       39,341.60      39,341.60      0.00      0.00      6,744,275.00
IM2          3,065,580.00       3,065,580.00              0.00       17,882.55      17,882.55      0.00      0.00      3,065,580.00
IIB1         4,173,691.00       4,173,691.00          3,154.80       26,085.57      29,240.37      0.00      0.00      4,170,536.20
IIB2         2,164,135.00       2,164,135.00          1,635.82       13,525.84      15,161.66      0.00      0.00      2,162,499.18
IIB3         1,082,067.00       1,082,067.00            817.91        6,762.92       7,580.83      0.00      0.00      1,081,249.09
IIB4           618,324.00         618,324.00            467.38        3,864.53       4,331.91      0.00      0.00        617,856.62
AR                 100.00             100.00            100.00            0.63         100.63      0.00      0.00              0.00
IIB5           618,324.00         618,324.00            467.38        3,864.53       4,331.91      0.00      0.00        617,856.62
IIB6           309,162.00         309,162.00            233.69        1,932.26       2,165.95      0.00      0.00        308,928.31
IIB7           309,164.00         309,164.00            233.69        1,932.28       2,165.97      0.00      0.00        308,930.31
TOTALS     554,408,603.00     554,408,603.00      6,689,656.35    2,762,142.32   9,451,798.67      0.00      0.00    547,718,946.65

IAIO        24,500,000.00      24,500,000.00              0.00      153,125.00     153,125.00      0.00      0.00     24,500,000.00
IIX         12,123,573.00      12,123,573.00              0.00       75,772.33      75,772.33      0.00      0.00     12,087,790.44
IX         245,246,375.36     245,246,375.36              0.00       52,141.03      52,141.03      0.00      0.00    240,102,605.31

----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1      22540V2R2     1,000.00000000    61.96775535   1.43055553      63.39831089      938.03224465          IA1      2.060000 %
IA2      22540V2S0     1,000.00000000     0.00000000   4.55833333       4.55833333    1,000.00000000          IA2      5.470000 %
IA3      22540V2T8     1,000.00000000     0.00000000   5.26666667       5.26666667    1,000.00000000          IA3      6.320000 %
IA4      22540V2U5     1,000.00000000     0.00000000   5.55000000       5.55000000    1,000.00000000          IA4      6.660000 %
IA5      22540V2V3     1,000.00000000     0.00000000   5.76666659       5.76666659    1,000.00000000          IA5      6.920000 %
IIA1     22540V2X9     1,000.00000000     3.61719423   6.25000000       9.86719423      996.38280577          IIA1     7.500000 %
IIP      22540V2Z4     1,000.00000000     2.50789041   0.00000000       2.50789041      997.49210959          IIP      0.000000 %
IPP      22540V3A8     1,000.00000000     0.00000000   5.40000000       5.40000000    1,000.00000000          IPP      6.500000 %
IIPP     22540V3B6     1,000.00000000     0.00000000   6.30000000       6.30000000    1,000.00000000          IIPP     7.500000 %
IM1      22540V3C4     1,000.00000000     0.00000000   5.83333272       5.83333272    1,000.00000000          IM1      7.000000 %
IM2      22540V3D2     1,000.00000000     0.00000000   5.83333333       5.83333333    1,000.00000000          IM2      7.000000 %
IIB1     22540V3F7     1,000.00000000     0.75587771   6.25000030       7.00587801      999.24412229          IIB1     7.500000 %
IIB2     22540V3G5     1,000.00000000     0.75587706   6.24999827       7.00587533      999.24412294          IIB2     7.500000 %
IIB3     22540V3H3     1,000.00000000     0.75587741   6.25000116       7.00587856      999.24412259          IIB3     7.500000 %
IIB4     22540V3K6     1,000.00000000     0.75588203   6.25000809       7.00589012      999.24411797          IIB4     7.500000 %
AR       22540V3J9     1,000.00000000 1,000.00000000   6.30000000   1,006.30000000        0.00000000          AR       7.500000 %
IIB5     22540V3L4     1,000.00000000     0.75588203   6.25000809       7.00589012      999.24411797          IIB5     7.500000 %
IIB6     22540V3M2     1,000.00000000     0.75588203   6.24999191       7.00587394      999.24411797          IIB6     7.500000 %
IIB7     22540V3EO     1,000.00000000     0.75587714   6.25001617       7.00589331      999.24412286          IIB7     7.500000 %
TOTALS                 1,000.00000000    12.06629247   4.98214188      17.04843435      987.93370753

IAIO     22540V2W1     1,000.00000000     0.00000000   6.25000000       6.25000000    1,000.00000000          IAIO     7.500000 %
IIX      22540V2Y7     1,000.00000000     0.00000000   6.24999990       6.24999990      997.04851367          IIX      7.500000 %
IX                     1,000.00000000     0.00000000   0.21260673       0.21260673      979.02611183          IX       0.000000 %
---------------------------------------------------------------------------------------------------- -------------------------



IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-8847
                              Fax: (212) 946-8919
                         Email: mark.volosov@chase.com

                                                                   Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-





Group II Certificates
Section 4.04(a)(i)       Scheduled Principal Payments                             437,251.13
                                               Group I                            200,057.62
                                               Group II                           237,193.51

                         Principal Prepayments                                  5,783,135.98
                                               Group I                          4,943,701.11
                                               Group II                           839,380.59

                         Repurchases                                                    0.00
                                               Group I                                  0.00
                                               Group II                                 0.00

Section 4.04(a)(ii)      Class Unpaid Interest Shortfall
Group I Certificates
                         Class I-A-1 Unpaid Interest Shortfall                          0.00
                         Class I-A-2 Unpaid Interest Shortfall                          0.00
                         Class I-A-3 Unpaid Interest Shortfall                          0.00
                         Class I-A-4 Unpaid Interest Shortfall                          0.00
                         Class I-A-5 Unpaid Interest Shortfall                          0.00
                         Class I-PP Unpaid Interest Shortfall                           0.00
                         Class I-A-IO Unpaid Interest Shortfall                         0.00
                         Class I-M-1 Unpaid Interest Shortfall                          0.00
                         Class I-M-2 Unpaid Interest Shortfall                          0.00
                         Class I-X Unpaid Interest Shortfall                            0.00

Group II Certificates
                         Class II-A-1 Unpaid Interest Shortfall                         0.00
                         Class II-PP Unpaid Interest Shortfall                          0.00
                         Class II-X Unpaid Interest Shortfall                           0.00
                         Class A-R Unpaid Interest Shortfall                            0.00
                         Class II-B-1 Unpaid Interest Shortfall                         0.00
                         Class II-B-2 Unpaid Interest Shortfall                         0.00
                         Class II-B-3 Unpaid Interest Shortfall                         0.00
                         Class II-B-4 Unpaid Interest Shortfall                         0.00
                         Class II-B-5 Unpaid Interest Shortfall                         0.00
                         Class II-B-6 Unpaid Interest Shortfall                         0.00
                         Class II-B-7 Unpaid Interest Shortfall                         0.00

Section 4.04(a)(iii)     Class Unpaid Principal Shortfall
Group I Certificates
                         Class I-A-1 Unpaid Principal Shortfall                         0.00
                         Class I-A-2 Unpaid Principal Shortfall                         0.00
                         Class I-A-3 Unpaid Principal Shortfall                         0.00
                         Class I-A-4 Unpaid Principal Shortfall                         0.00
                         Class I-A-5 Unpaid Principal Shortfall                         0.00
                         Class I-PP Unpaid Principal Shortfall                          0.00
                         Class I-M-1 Unpaid Principal Shortfall                         0.00
                         Class I-M-2 Unpaid Principal Shortfall                         0.00
                         Class II-A-1 Unpaid Principal Shortfall                        0.00
                         Class II-P Unpaid Principal Shortfall                          0.00
                         Class II-PP Unpaid Principal Shortfall                         0.00
                         Class A-R Unpaid Principal Shortfall                           0.00
                         Class II-B-1 Unpaid Principal Shortfall                        0.00
                         Class II-B-2 Unpaid Principal Shortfall                        0.00
                         Class II-B-3 Unpaid Principal Shortfall                        0.00
                         Class II-B-4 Unpaid Principal Shortfall                        0.00
                         Class II-B-5 Unpaid Principal Shortfall                        0.00
                         Class II-B-6 Unpaid Principal Shortfall                        0.00
                         Class II-B-7 Unpaid Principal Shortfall                        0.00

Section 4.04(a)(v)       Aggregate Loan Balance                               548,188,217.30
                                               Group I                        240,102,605.31
                                               Group II                       308,085,611.99

Section 4.04(a)(vi)      Servicing Fees                                           147,436.72
                         Trust Administrator Fees                                   1,893.26
                         TGIC Fees                                                136,703.78
                         Primary Mortgage Insurance Premiums                        9,929.74


Section 4.04(a)(viii)    Current Advances                                0.00
                                               Group I                   0.00
                                               Group II                  0.00
                         Outstanding Advances                            0.00
                                               Group I                   0.00
                                               Group II                  0.00


                                      -7-





Section 4.04(ix)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure or Delinquent

                           Group 1
                        ---------------------------------------
                          Category                  Number         Principal Balance               Percentage
                          1 Month                         1               574,534.57                  0.24 %
                          2 Month                         0                     0.00                  0.00 %
                          3 Month                         0                     0.00                  0.00 %
                           Total                          1               574,534.57                  0.24 %

                           Group 2
                        ---------------------------------------
                          Category                  Number         Principal Balance               Percentage
                          1 Month                         2               300,727.96                  0.10 %
                          2 Month                         0                     0.00                  0.00 %
                          3 Month                         0                     0.00                  0.00 %
                           Total                          2               300,727.96                  0.10 %

                           Group Totals
                       ----------------------------------------
                          Category                  Number         Principal Balance               Percentage
                          1 Month                         3               875,262.53                  0.16 %
                          2 Month                         0                     0.00                  0.00 %
                          3 Month                         0                     0.00                  0.00 %
                           Total                          3               875,262.53                  0.16 %

*Includes Bankruptcies and REOs


          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                          Group 1
                        --------------------------------------

                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%

                          Group 2
                         -------------------------------------
                          Number             Principal Balance                Percentage

                               0                    0.00                   0.00%

                         Group Totals
                         -------------------------------------
                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%


Sec. 4.04(a)(x)
                         Rolling Three Month Delinquency Rate (Group I)                 0.000000 %

Section 4.04(a)(xi)      Number and Aggregate Principal Amounts of REO Properties

                          Group 1
                        --------------------------------------

                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%

                          Group 2
                         -------------------------------------
                          Number             Principal Balance                Percentage

                               0                    0.00                   0.00%

                         Group Totals
                         -------------------------------------
                          Number             Principal Balance                Percentage
                               0                    0.00                   0.00%


Section 4.04(a)(xii)     Current Realized Losses                                      0.00
                         Aggregate Realized Losses                                    0.00

Section 4.04(a)(xiii)    Weighted Average Term to Maturity
                                               Group I                              339.00
                                               Group II                             336.00

                         Overcollateralization Amount                           469,269.59
                         Targeted Overcollateralization Amount                1,226,231.88
                         Overcollateralization Deficiency                       756,962.29
                         Overcollateralization Release Amount                         0.00
